Exhibit 99.1

LETTER OF TRANSMITTAL

AV HOMES, INC.

Exchange Offer for

$400,000,000 aggregate principal amount of 6.625% Senior Notes due 2022 and Related Guarantees

(CUSIP Nos. 00234P AH5 and U0536W AB5)

for

$400,000,000 aggregate principal amount of 6.625% Senior Notes due 2022 and Related Guarantees

(CUSIP No.         )

that have been registered under the Securities Act

pursuant to the Prospectus, dated                 , 2017

The Exchange Offer (as defined below) will expire at midnight, New York City time, on                 , 2017 (the “Expiration Date”), unless extended. Tenders may be withdrawn prior to midnight, New York City time, on the Expiration Date.

The Exchange Agent for the Exchange Offer:

Wilmington Trust, National Association

By registered, certified or regular mail or overnight courier:

Wilmington Trust, National Association

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1626

By facsimile transmission

(for eligible institutions only):

(302) 636-4139

Attention: DTC Desk

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. IF THE HOLDER OF AN OUTSTANDING NOTE WISHES TO DELIVER SUCH OUTSTANDING NOTE AND THIS INSTRUMENT IN THE CITY OF NEW YORK, THE HOLDER SHOULD CONTACT THE EXCHANGE AGENT FOR DIRECTIONS.

The undersigned acknowledges that he or she has received the prospectus dated                 , 2017 (the “Prospectus”), of AV Homes, Inc., a Delaware corporation (the “Issuer”), and this Letter of Transmittal (the “Letter”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $400,000,000 of the Issuer’s 6.625% Senior Notes due 2022 (individually a “Note” and collectively, the “Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) for a like principal amount at maturity of the Issuer’s issued and outstanding 6.625% Senior Notes due 2022 (individually an “Outstanding Note” and collectively, the “Outstanding Notes”) from the registered holders thereof.

For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to the principal amount at maturity of the surrendered Outstanding Note. Interest on the Exchange Notes will accrue from the date of the original issuance of the Outstanding Notes or from the date of the last periodic payment of interest on the Outstanding Notes, whichever is later. The Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

This Letter is to be completed by a holder of Outstanding Notes either if certificates for such Outstanding Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Delivery Procedures” section of the Prospectus and an “Agent’s Message” (as defined below) is not delivered. HOLDERS OF OUTSTANDING NOTES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF OUTSTANDING NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING “THE EXCHANGE OFFER” ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE EXCHANGE NOTES. HOLDERS OF OUTSTANDING NOTES WHO HAVE PREVIOUSLY VALIDLY TENDERED OUTSTANDING NOTES FOR EXCHANGE OR WHO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OUTSTANDING NOTES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING “THE EXCHANGE OFFER” FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Issuer may enforce this Letter against such participant. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Outstanding Notes, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or Outstanding Notes should be sent to the Issuer.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES
Type	Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	1 Certificate Number(s)*	2 Aggregate Principal Amount Represented	3 Principal Amount Tendered**
6.625% Senior Notes due 2022

*       Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 2. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of $2,000 and in integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code Number:

By crediting the Outstanding Notes to the Exchange Agent’s account at DTC using the Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent’s Message in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Complete the  Following:

Account Number:

Transaction Code Number:

Name of Tendering Institution

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount at maturity of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Outstanding Notes, with full power of substitution, among other things, to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Outstanding Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Issuer, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer-Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Outstanding Notes not exchanged and or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: Exchange Notes and/or Outstanding Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

(Complete Substitute Form W-9)
☐ Credit unexchanged Outstanding Notes delivered by book-entry transfer to DTC account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled “Description of Outstanding Notes” on this Letter above.

Mail: Exchange Notes and/or Outstanding Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE, HOLDERS OF OUTSTANDING NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 10.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete accompanying Substitute Form W-9 below)
X	Date: , 2017

X	Date: , 2017
(Signature(s) of Owner)
Area Code and Telephone Number ( )

This Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.: ( )

Tax Identification or Social Security Nos.:

SIGNATURE GUARANTEE (If Required by Instruction 3)
Signature(s) Guaranteed by

An Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

Dated:	, 2017

INSTRUCTIONS

forming part of the terms and conditions

for the Exchange Offer for

$400,000,000 aggregate principal amount of 6.625% Senior Notes due 2022 and Related Guarantees

(CUSIP Nos. 00234P AH5 and U0536W AB5)

for

$400,000,000 aggregate principal amount of 6.625% Senior Notes due 2022 and Related Guarantees

(CUSIP No.         )

that have been registered under the Securities Act

pursuant to the Prospectus, dated                 , 2017

1.	DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

This Letter is to be completed by holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Book-Entry Delivery Procedures” section of the Prospectus and an Agent’s Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that the Issuer may enforce the Letter against such participant. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of $2,000 and in integral multiples of $1,000 in excess thereof.

Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to midnight, New York City time, on the Expiration Date.

See “The Exchange Offer” section of the Prospectus.

2.	PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK- ENTRY TRANSFER).

If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Outstanding Notes to be tendered in the box above entitled “Description of Outstanding Notes—Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.	SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter is signed by the holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Outstanding Notes without any change whatsoever.

If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of Outstanding Notes (which term, for purposes of the exchange offer, includes any participant in DTC’s system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an Eligible Institution.

4.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.	TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

Federal income tax law generally requires that a tendering holder whose Outstanding Notes are accepted for exchange must provide the Exchange Agent (as payer) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding at the applicable rate of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the Exchange Agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should check the box “Exempt from backup withholding” in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

6.	TRANSFER TAXES.

The Issuer will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to them or their order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Issuer or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES SPECIFIED IN THIS LETTER.

7.	WAIVER OF CONDITIONS.

The Issuer reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in “The Exchange Offer” section of the Prospectus.

8.	NO CONDITIONAL TENDERS; DEFECTS.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

9.	MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	WITHDRAWAL RIGHTS.

Tenders of Outstanding Notes may be withdrawn at any time prior to midnight, New York City time, on the Expiration Date.

For a withdrawal of a tender of Outstanding Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Outstanding Notes to be withdrawn (the “Depositor”), (ii) identify the Outstanding Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Outstanding Notes), (iii) contain a statement that such holder is withdrawing such holder’s election to have such Outstanding Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender and (v) specify the name in which such Outstanding Notes are registered, if different from that of the Depositor. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange Offer—Book-Entry Delivery Procedures” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Book-Entry Delivery Procedures” section of the Prospectus, such Outstanding Notes will be credited to an account maintained with DTC for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time prior to midnight, New York City time, on the Expiration Date.

11.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES

(See Instruction 5)

PAYER’S NAME: Wilmington Trust, National Association

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	PART 1 PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number OR Employer Identification Number
PART 2—If you are exempt from backup withholding, check here. Exempt from backup withholding ☐

PART 3—CERTIFICATION—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE: NAME: (please print)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payer within 60 days, the Payer is required to withhold at the applicable backup withholding rate for all cash payments made to me thereafter until I provide a number.

SIGNATURE:                                                                                                DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING AT THE APPLICABLE RATE FOR ALL CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer commercial bank or other nominee to the Exchange Agent as set forth below.

The Exchange Agent for the Exchange Offer is:

Wilmington Trust, National Association

By registered, certified or regular mail or overnight courier:

Wilmington Trust, National Association

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1626

By facsimile transmission

(for eligible institutions only):

(302) 636-4139

Attention: DTC Desk

GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local office of the Internal Revenue Service.

Payees Exempt from Backup Withholding

Payees that are specifically exempted from backup withholding tax on ALL payments include the following:

1.	A corporation.

2.	A financial institution.

3.	An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under section 403(b)(7).

4.	The United States or any agency or instrumentality thereof.

5.	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

6.	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

7.	An international organization or any agency or instrumentality thereof.

8.	A dealer in securities or commodities required to register in the United States or a possession of the United States.

9.	A real estate investment trust.

10.	A common trust fund operated by a bank under section 584(a).

11.	An entity registered at all times under the Investment Company Act of 1940.

12.	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

1.	Payments of dividends to nonresident aliens subject to withholding under section 1441.

2.	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

3.	Payments of patronage dividends where the amount received is not paid in money.

4.	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding including the following:

1.	Payments of interest on obligations issued by individuals. Note: A payee may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and such payee has not provided its correct taxpayer identification number to the payer.

2.	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

3.	Payments described in section 6049(b)(5) to nonresident aliens.

4.	Payments on tax-free covenant bonds under section 1451.

5.	Payments made by certain foreign organizations.

6.	Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD STILL COMPLETE THE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING TAX. IF YOU ARE EXEMPT, FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER (IF YOU HAVE ONE), WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050(A). PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.

Penalties

(1)  Penalty for Failure To Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you may be subject to a penalty for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect To Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding tax, you are subject to a penalty of $500.

(3)  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

What Name and Number To Provide:

For this type of account:	Give the SOCIAL SECURITY Number of—	For this type of account:	Give the EMPLOYER IDENTIFICATION Number of—
1. An individual’s account	The individual	6. Disregarded entity not owned by an individual	The owner

2. Two or more individuals (joint account)	The actual owner of the account or, if combined, funds, the first individual on the account (1)	7. A valid trust, estate or pension trust	Legal entity (4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Corporate account	The corporation

4. (a) The usual revocable savings trust account (grantor is also a trustee)	The grantor-trustee (1)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The corporation

(b) So-called trust account that is not a legal or valid trust under state law	The actual owner (3)	10. Partnership or multi-member LLC	The partnership

5. Sole proprietorship	The owner (3)	11. A broker or registered nominee	The broker or nominee

		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school, district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Provide the name of the owner.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTES:

•	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

•	If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

•	For a joint account, only the person whose taxpayer identification number is shown on the Substitute Form W-9 should sign the form.